SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: March 23, 1999
(Date of earliest event reported)

Commission File No. 333-65481



                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------


        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


7485 New Horizon Way
Frederick, Maryland                                                 21703
--------------------------------------------------------------------------------
Address of principal executive offices                           (Zip Code)


                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events

                  Attached as an exhibit are the  Computational  Materials (as defined  in the  no-action  letter  dated  May 21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Merrill Lynch & Co. and Bear, Stearns & Co. Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------------                               ------------
      (99a)                                     Computational Materials
                                                prepared by Merrill Lynch &
                                                Co. in connection with
                                                Norwest Asset  Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 1999-8

      (99b)                                     Computational Materials
                                                prepared by Bear, Stearns &
                                                Co. Inc. in connection with
                                                Norwest  Asset Securities
                                                Corporation, Mortgage
                                                Pass-Through Certificates,
                                                Series 1999-8

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORWEST ASSET SECURITIES CORPORATION


March 23, 1999

                                         By: /s/ B. David Bialzak
                                             ----------------------------------
                                             B. David Bialzak
                                             Senior Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99a)                Computational Materials                         P
                        prepared by Merrill Lynch & Co.
                        in connection with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 1999-8.

   (99b)                Computational Materials                         P
                        prepared by Bear, Stearns & Co. Inc.
                        in connection with Norwest Asset
                        Securities Corporation, Mortgage
                        Pass-Through Certificates,
                        Series 1999-8.